SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                            to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                        Date of Report: December 17, 1996
                        ---------------------------------


                               VIDEO UPDATE, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        0-24346                                      41-1461110
  ----------------------                  ----------------------------------
 (Commission File Number)                (I.R.S. Employer Identification No.)


 3100 World Trade Center, 30 East Seventh Street, St. Paul, Minnesota    55101
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               (Address of Principal Executive Offices)               (Zip Code)

                                 (612) 222-0006
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)







                                TABLE OF CONTENTS

                                    FORM 8-K

                                December 17, 1996



Item                                                                       Page
----                                                                       ----

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

            Purchase Agreement by and among Video Update
            Canada Inc., Video View Ltd., and Gordon and
            Joanne Hillman                                                   1

ITEM 5.     OTHER EVENTS                                                     1

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS                                1

ITEM 9.     SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S              2

SIGNATURE                                                                    3

EXHIBITS                                                                     E-1


                                       -i-





ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

         Effective January 1, 1997, Video Update, Inc. ("Video Update"), through its wholly owned Canadian subsidiary, Video Update Canada Inc. (the "Company"), entered into a Purchase Agreement (the "Agreement") with Video View Ltd., an Alberta corporation ("Video View"), and Gordon and Joanne Hillman, the sole stockholders (the "Stockholders") of Video View, which operated 23 video rental stores in Alberta, Canada. Under the Agreement, the Company agreed to pay Video View and the Stockholders $8,000,000 (Cdn.) in cash and to issue 50,000 shares of Video Update's Class A Common Stock, $.01 par value per share, in exchange for substantially all of the assets of Video View (the "Acquisition"). The Agreement is intended to be effective as of January 1, 1997, however, it is being held in escrow with a closing under the Agreement subject to and pending receipt of approval of the Acquisition from Industry Canada (formerly known as Investment Canada). The closing under the Agreement shall occur after receipt of such approval from Industry Canada, of which no assurance can be given. The amount of consideration exchanged was determined by negotiations between the Stockholders and Video Update. The cash portion of the purchase price was financed by funds raised from Video Update's recent public offering, which was completed in October 1996. The Company intends to continue to use substantially all of the acquired assets for the purpose of operating the 23 video rental stores. No material relationship existed between the parties prior to the transaction.

ITEM 5.           OTHER EVENTS

         On December 17, 1996, Video Update held its annual meeting of stockholders at the executive offices of the Company in St. Paul, Minnesota. The stockholders voted to re-elect the six current members of the Board of Directors and to approve the selection of Ernst & Young LLP as independent auditors for the fiscal year ending April 30, 1997. The stockholders also voted to amend the Company's Restated Certificate of Incorporation to increase the number of authorized shares of the Company's Class A Common Stock from 50,000,000 shares to 60,000,000, and to approve the Company's 1996 Stock Option Plan, under which 820,000 shares have been reserved for issuance.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         a.       Financial statements of businesses acquired.

         It is impracticable to provide the required financial statements at this time. Video Update intends to file the required financial statements as soon as practicable, but in no event later than sixty (60) days after the date that this report must be filed.

         b.       Pro forma financial information.

         It is impracticable to provide the required pro forma financial information at this time. Video Update intends to file the required pro forma financial information as soon as practicable, but in no event later than sixty
(60) days after the date that this report must be filed.

         c.       Exhibits.  The following exhibits are filed with this report.

                  Exhibit
                     No.                                         Title
                  -------                                        -----

                    2               Purchase Agreement by and among Video Update Canada Inc., Video
                                    View Ltd., and Gordon and Joanne Hillman, dated as of January 1,
                                    1997.

                    3               Restated Certificate of Incorporation.

                    99              Press Release.


ITEM 9.           SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

         a. Securities sold. Video Update issued Fifty Thousand (50,000) shares of its Class A Common Stock, $ .01 par value per share (the "Shares"), into escrow as of January 2, 1997.

         b. Underwriters and other purchasers. No underwriters were involved in the transaction. The Shares were issued into escrow for the benefit of Video View.

         c. Consideration. The Shares were issued as partial consideration for the Acquisition. The additional consideration for the Acquisition was $8,000,000 (Cdn.).

         d. Exemption from registration claimed. Video Update believes that an exemption from registration of the Shares is available under Rule 903(c)(2) of Regulation S promulgated under the Securities Act of 1933, as amended, because of the following: (i) the offer and sale of the Shares were made in an "Offshore Transaction," as defined in Rule 902(i), (ii) no "Directed Selling Efforts," as defined in Rule 902(b), were made in the United States by Video Update or any of its affiliates or representatives, (iii) Video Update is a "Reporting Issuer," as defined in Rule 902(l), and (iv) "Offering Restrictions," as defined in Rule 902(h), have been implemented.

         e.  Terms of conversion or exercise.  Not applicable.


         This report contains forward-looking statements that involve risks and uncertainties. Video Update's results may differ significantly from the results indicated by such forward-looking statements. In particular, no assurances can be given that the above described Acquisition will be completed, or that the approval of Industry Canada will be granted, on a timely basis, if at all. These and similar acquisition related risks are detailed from time to time in Video Update's SEC reports, including Form 10-KSB, S-3 and 10-QSB for the quarter ended October 31, 1996.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Video Update, Inc.



Dated:  January 10, 1997                          By:/s/ Daniel A. Potter
                                                     ---------------------------
                                                      Daniel A. Potter
                                                      Chief Executive Officer

                                  EXHIBIT INDEX


 Exhibit
   No.                                  Title
--------                                -----
   2       Purchase Agreement by and among Video Update Canada Inc., Video
           View Ltd.,and Gordon and Joanne Hillman, dated as of January 1, 1997.

   3       Restated Certificate of Incorporation.

   99      Press Release.



                                       E-1